UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 29, 2024

NUTEX HEALTH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41346	11-3363609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6030 S. Rice Ave, Suite C, Houston, Texas 77081

(Address of principal executive offices) (zip code)

(713) 660-0557

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Precommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Precommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NUTX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director. On February 28, 2024, Dr. Danniel Stites informed the Board of Directors (the “Board”) of Nutex Health Inc. (the “Company”) that he had decided to depart from the Board at the end of his one year term commitment which had commenced on April 1, 2023. Dr. Stites’ decision not to renew his term on the Board is not the result of any disagreement with management or the Board related to the Company’s operations, policies or practices. Dr. Stites will continue in his role heading up certain of the Company’s facilities.

Appointment of Director. On February 28, 2024, the Board elected Dr. Kelvin Spears, 63, as a member of the Board effective April 1, 2024.  Dr. Spears completed his emergency medicine residency followed by a fellowship in Critical Care at Martin Luther King Jr, Charles Richard Drew University Health Sciences, in Los Angeles California.  Prior to his residency, he first earned his medical degree from Meharry Medical College.  Prior to this, he received a B.S. in Chemistry from Dillard University. Dr. Spears is board certified in Emergency Medicine by the American Board of Emergency Medicine and is a Fellow of the American College of Emergency Physicians.  Dr. Spears has been a practicing emergency medicine physician for over 32 years. Since 2017, he has been a Physician Partner, Chief Medical Director and ED Director at Alexandria Emergency Hospital in Alexandria, LA. a hospital affiliate of the Company. Dr. Spears also serves as the EMS Medical Director for Alexandria Fire Department, Pineville Fire Department, Cotile Fire Department, Central Louisiana Bureau EMS, Kisatchie Forest/US Forest Service and Rapides Parish School Additionally, from 2014 to 2017 he served as Emergency Department Director at Christus St. Frances Cabrini Hospital in Alexandria, LA and at Contract Management Group SMD, Envision, Sound, servicing a 45,000 patient per year Emergency Department.  Dr. Spears’ dedication to providing quality healthcare in the most efficient and effective methods, along with his extensive EMS background and wealth of experience, make him well- qualified to serve as a director.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 29, 2024
Nutex Health Inc.

By: /s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer